EXHIBIT 10.3


                          FOURTH AMENDMENT AND CONSENT

     FOURTH AMENDMENT AND CONSENT, dated as of October 26, 2000 (this "Amendment and Consent"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hexcel Corporation (the "Company") and the Foreign Borrowers from time to time party thereto (together with the Company, the "Borrowers"), the banks and other financial institutions from time to time parties thereto (the "Lenders"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

     WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     WHEREAS, the Company desires to make certain changes to its ownership structure ("Restructuring") pursuant to which the Company will, among other things, (i) designate a wholly owned subsidiary of the Company to be organized under the laws of the United Kingdom ("Newco") after the date hereof, as an Additional Borrower, (ii) transfer ownership of Hexcel Composites GmbH, a wholly owned subsidiary of the Company organized and existing under the laws of Austria ("Composites-Austria"), and Hexcel Composites S.A., a wholly owned subsidiary of the Company organized and existing under the laws of Belgium ("Hexcel-Belgium"), to Newco for minimum cash proceeds of $75,000,000 and other consideration, if any (the "Sale"), and (iii) transfer ownership of Hexcel (U.K.) Limited ("Hexcel-U.K."), a wholly owned subsidiary of the Company organized and existing under the laws of England and Wales to Newco (such transfer, together with the Sale, the "Intercompany Transfers");

     WHEREAS, the Administrative Agent has consented, and by its signature below hereby acknowledges such consent, to increasing the Aggregate European Loan Commitment by $40,000,000 and simultaneously decreasing the Aggregate Revolving Credit Commitment by $40,000,000 in accordance with subsection 7.11 of the Credit Agreement (the "Reallocation");

     WHEREAS, the Administrative Agent has consented, and by its signature below hereby acknowledges such consent, to increasing the Foreign Borrower Sublimit with respect to Newco from $35 million to $90 million; and

     WHEREAS, the Company has requested that the Lenders consent to the matters related to the Restructuring that are described below, and, upon this Amendment and Consent becoming effective, the Lenders shall have so consented.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINED TERMS
1.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                              SECTION 2. CONSENTS
2.1. Designation of Additional Borrower. The European Lenders hereby consent to the designation of Newco as an Additional Borrower pursuant to subsection 7.9 of the Credit Agreement; provided that, prior to such designation becoming effective, (i) Newco shall have executed and delivered an Additional Borrower Joinder Agreement, (ii) Newco shall have delivered to the Administrative Agent a legal opinion of local foreign counsel as to the applicable matters covered by the opinions delivered on the Closing Date with respect to the Foreign Borrowers and reasonably satisfactory to the Administrative Agent with respect thereto and Newco shall have otherwise complied with the requirements of subsection 7.9(b) of the Credit Agreement, (iii) the Company shall have executed a Foreign Pledge Agreement pledging 65% of the Capital Stock of Newco (the "Newco Pledge Agreement") pursuant to subsection 13.9 of the Credit Agreement and (iv) the Company shall have delivered to the Administrative Agent a legal opinion reasonably satisfactory to the Administrative Agent with respect to the Newco Pledge Agreement, and otherwise shall have complied with the requirements of subsection 13.9 of the Credit Agreement.

2.2. Consent to Intercompany Transfers and Release. The Lenders and the Borrowers hereby consent to the Intercompany Transfers and to the termination and release, effective at the same time the Newco Pledge Agreement becomes effective, of the Company's pledges of the Capital Stock of Hexcel-U.K., Composites-Austria and Hexcel- Belgium pursuant to the Credit Documents; provided that, upon the completion of the Sale the first $20,000,000 of cash proceeds received from the Sale shall have been applied to prepay the Tranche A Loans in accordance with subsection 10.3 of the Credit Agreement and the balance of any cash proceeds received from the Sale shall have been applied to prepay the Revolving Credit Loans. Each Lender authorizes and instructs each of the Administrative Agent and the Documentation Agent to take, and the Administrative Agent and Documentation Agent shall take, such actions as the Company may reasonably request to evidence and effect such releases.

2.3. Effective Date of Reallocation. The Lenders and the Borrowers hereby agree that the effective date of the Reallocation shall be a date designated by the Company and the Administrative Agent at any time following the receipt by the Administrative Agent of the written consent (the "Letter of Confirmation") of each Revolving Credit Lender that has agreed to convert its Revolving Credit Commitment into a European Loan Commitment in the amount set forth opposite such Revolving Credit Lender's name in the Letter of Confirmation.

2.4. Sale of Kent Division. Anything in subsection 14.6 of the Credit Agreement to the contrary notwithstanding, the Lenders hereby consent that the Company may sell its Engineered Products Division ("Kent"); provided that such sale is effected (a) on or before June 30, 2001 and (b) for consideration which shall include a cash portion in an amount not less than $40 million of Net Proceeds. The first $40,000,000 of such Net Proceeds shall be applied, notwithstanding anything in subsection 10.5(g) of the Credit Agreement to the contrary, to prepay Tranche A Loans and Tranche B Loans ratably according to the respective aggregate then outstanding principal amounts thereof. With respect to any amount of such Net Proceeds that is in excess of $40,000,000 (the "Excess Net Proceeds"), (x) such Excess Net Proceeds shall be available to the Company for general corporate purposes, including Capital Expenditures and, notwithstanding the provisions of subsection 14.14 of the Credit Agreement, the prepayment, repurchase or retirement of Permitted Subordinated Indebtedness, (y) notwithstanding anything in subsection 10.5(g) of the Credit Agreement to the contrary, no other prepayment or Commitment reduction under the Credit Agreement shall be required as a result of the receipt of the Excess Net Proceeds and (z) with respect to subsection 10.5(g)(x), such Excess Net Proceeds shall not be considered as part of the first $25,000,000 of Net Proceeds derived from any Net Proceeds Event, and for purposes of calculating compliance with the financial covenants contained in subsection 14.1, for any period in which the Sale is or was completed, the Sale and the repayment of any Indebtedness in connection therewith shall be deemed to have been completed on the first day of such period. The Lenders and the Borrowers hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Documents, all of the assets of Kent sold in connection with any sale or sales permitted by the foregoing shall, effective simultaneously with the closing thereof in accordance thereof, be released from the Liens granted pursuant to the Credit Documents. Each Lender hereby authorizes and instructs each of the Administrative Agent and the Documentation Agent to take, and the Administrative Agent and the Documentation Agent shall take, such actions as the Company may reasonable request to evidence and effect the release of any liens on assets that are sold as part of such sale.

2.5. Consent to Amendment. Each Lender hereby consents to (i) the Specialty Chemicals Sale, (ii) the termination of the Governance Agreement and the amendment of the Subordinated Ciba Notes Indenture and the Subordinated Ciba
Notes, each as contemplated by the terms of the Consent and Termination Agreement dated as of October 11, 2000 by and between the Company and Chemical Holdings, and (iii) the terms of the Buyer Governance Agreement (in the form delivered to the Lenders in connection herewith, with such changes, if any, as are not materially adverse to the Lenders).

                             SECTION 3. AMENDMENTS
3.1. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended:

(a) by adding thereto, immediately after the definition of "Business Day," the following:

      "Buyer": collectively, LXH, L.L.C. and LXH II, L.L.C., each a Delaware limited liability company and a Subsidiary of The Goldman Sachs Group, Inc.

      "Buyer Governance Agreement": the governance agreement to be executed by and among the Buyer, the Company and the other parties listed on the signature pages thereto."

(b) by deleting clause (i) of the existing definition of "Change of Control" and by substituting therefor the following:

      "(i)  (A)  prior  to the  Specialty  Chemicals  Sale,  (I) any "person"
      (as such term is used in Section 13(d) and 14(d) of the Exchange Act, but other than Specialty Chemicals and its Affiliates) beneficially owns, directly or indirectly, more than 25% of the total voting power of the voting stock of the Company and (II) the total voting power of the voting stock of the Company beneficially owned by such "person" exceeds that which is beneficially owned by Specialty Chemicals and its Affiliates; and (B) after the Specialty Chemicals Sale (provided that such sale is consummated on or before December 31, 2000), (I)(1) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act, but other than the Investors and their Affiliates) beneficially owns, directly or indirectly, more than 25% of the total voting power of the voting stock of the Company and (2) the total voting power of the voting stock of the Company beneficially owned by such "person" exceeds that which is beneficially owned by the Investors and their Affiliates, or (II) the Investors and their Affiliates beneficially own, directly or indirectly, more than 40% of the total voting power of the voting stock of the Company; or"

(c) by renumbering clause (ii) of the definition of "Change of Control" as clause (iii) and adding to such definition the following clause (ii):

      "(ii) a Specified Change of Control; or"

(d) by adding after the reference to "Governance Agreement" in clause (ii) of the existing definition of "Change of Control" the following:

      "or Buyer Governance Agreement, as applicable".

(e) by deleting from the definition of "Existing Transaction  Documents" clauses
(b) and (c) therein, relettering clause (d) as clause (c) and substituting for clause (b) the following:

      "(b) the Buyer Governance Agreement, the agreement dated as of October 11, 2000, by and among the Company and the Buyer (which agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2000), and the Registration Rights Agreement to be entered into between the Company and the Buyer."

(f) by deleting therefrom the existing definition of "Fixed Charge Coverage Ratio" and by substituting therefor the following:

      "Fixed Charge Coverage Ratio" means the ratio of (i) EBITDA of the Company and its Subsidiaries for the most recently completed period of four consecutive fiscal quarters, minus Capital Expenditures paid by the Company and its Subsidiaries during such period, plus Net Proceeds of asset sales received during such period to the extent not included in the calculation of EBITDA for such period to (ii) Fixed Charges of the Company and its Subsidiaries for such period; provided, however, that the calculation of the Fixed Charge Coverage Ratio for any quarter included within the period between January 1, 2001 and December 31, 2002 shall exclude up to $30,000,000 of Capital Expenditures incurred during calendar year 2001 in connection with expenditures to fund expansion of the Company's electronics and wind energy manufacturing capacity."

(g) by adding thereto, immediately after the definition of "Foreign Subsidiary," the following:

      "Fourth Amendment" means the Fourth Amendment and Consent dated as of October 26, 2000 among the Borrowers, the banks and the Lenders, Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent."

(h) by adding thereto, immediately after the definition of "Investment," the following:

      "Investors": The Goldman Sachs Group, Inc. (the "GS Group") and any direct or indirect Subsidiaries of the GS Group.

(i) by adding thereto, immediately after the definition of "Specialty Chemicals," the following:

       "Specialty Chemicals Sale": the sale by Specialty Chemicals to the Buyer of any or all of the shares of the Capital Stock of the Company owned by Specialty Chemicals pursuant to the Stock Purchase Agreement.

       "Specified Change of Control": a "Change of Control" as defined in the Indenture, dated as of January 21, 1999, between the Company and the Bank of New York, as Trustee (as such may be amended, supplemented or otherwise modified from time to time)."

(j) by adding thereto, immediately after the definition of "Standby Letter of Credit," the following:

       "Stock Purchase Agreement" means the Stock Purchase Agreement among LXH, L.L.C., LXH II, L.L.C., Ciba Specialty Chemicals Holding Inc., Ciba Specialty Chemicals Inc. and Ciba Specialty Chemicals Corporation dated as of October 11, 2000.

3.2.   Amendment to Subsection 10.5(g):  Subsection 10.5(g) is hereby amended:

(a) by deleting clause (x) thereto, and by substituting therefor the following:

       "(x) no such  reduction  shall be required with respect to the first $25,000,000 of Net Proceeds derived from any Net Proceeds Event received by the Company and its Subsidiaries during any period of 365 consecutive days (other than any Net Proceeds Event on account of the sale, transfer or other disposition of assets described in clause (y) below); provided, further, that no such reduction shall be required with respect to any Net Proceeds received from the issuance by the Company of its common stock during the period between September 15, 2000 and June 30, 2001 (the "Equity Sale") which are applied as follows: the first $25,000,000 of such Net Proceeds may be retained by the Borrower for general corporate purposes, including Capital Expenditures and, notwithstanding the provisions of subsection 14.14 herein, the prepayment, repurchase or retirement of Permitted Subordinated Indebtedness; the next $40,000,000 of such Net Proceeds shall be used, at the Borrower's election, to either (A)(1) prepay the Subordinated Ciba Notes with a principal amount outstanding of $25,000,000 and (2) to prepay the Tranche A Term Loans and the Tranche B Term Loans ratably according to the respective aggregate then outstanding principal amounts thereof with $15,000,000 of such Net Proceeds or (B) to prepay the Tranche A Term Loans and the Tranche B Term Loans ratably according to the respective aggregate then outstanding principal amounts thereof; and any such Net Proceeds in excess of $65,000,000 may be retained by the Borrower for general corporate purposes, including Capital Expenditures and, notwithstanding the provisions of subsection 14.14 herein, the prepayment, repurchase or retirement of Permitted Subordinated Indebtedness."

(b) by deleting the clause "second" thereof in its entirety and substituting therefor the following:

       "to  the  Aggregate   Revolving  Credit   Commitment  and  the
       Aggregate European Loan Commitment, with such application to be ratably between such Commitments;"

3.3. Amendments to Subsection 14.1(a). Subsection 14.1(a) is hereby amended by deleting such section in its entirety and substituting therefor the following:

       "(a)  Minimum  Interest  Coverage  Ratio.  Permit the Interest
       Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:"


----------------------------------------------------------------------------

                       Period                                  Ratio
----------------------------------------------------------------------------
----------------------------------------------------------------------------

          January 1, 2000 - March 31, 2000                  1.80 to 1.0
           April 1, 2000 - June 30, 2000                    1.80 to 1.0
         July 1, 2000 - September 30, 2000                  1.80 to 1.0
        October 1, 2000 - December 31, 2000                 1.85 to 1.0
        January 1, 2001 - December 31, 2001                 2.25 to 1.0
            January 1, 2002 - thereafter                    2.50 to 1.0
----------------------------------------------------------------------------


3.4. Amendments to Subsection 14.2(g). Subsection 14.2(g) is hereby amended by deleting the reference to "$125,000,000" therein and substituting therefore a reference to "$50,000,000."

3.5. Amendments to Subsection 14.5(b). Subsection 14.5(b) is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

       "(b) any Wholly-owned Subsidiary of the Company (other than, prior to the Term Loan Repayment Date, AcquisitionCo or any of its Subsidiaries) may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other Wholly-owned Subsidiary of the Company; and"

3.6.   Amendments to Subsection 14.6.  Subsection 14.6 is hereby amended:

(a) by deleting paragraph (g) in its entirety and substituting therefor the following:

       "(g) sales, leases, transfers or other dispositions permitted by subsection 14.5, 14.8 or 14.9; and

       "(b) by deleting the last paragraph thereof and substituting therefor the following:

       "Any  Collateral  which  is  sold,  transferred  or  otherwise conveyed pursuant to this subsection 14.6 to a Person (other than the Company and its Subsidiaries, unless the Company or such Subsidiary sells, transfers or conveys the Capital Stock of a Foreign Subsidiary
       (1) to another Foreign Subsidiary or (2) to a Domestic Subsidiary, provided such Domestic Subsidiary complies with clauses (i) through
       (iii) of subsection 13.9(b) of the Agreement) shall, upon the consummation of such sale in accordance with the terms of this Agreement and the other Credit Documents, be released from the Liens granted pursuant to the Security Documents and each Lender hereby authorizes and instructs each of the Administrative Agent and the Documentation Agent to take such action as the Company reasonably may request to evidence such release."

3.7. Amendments to Subsection 14.7. Subsection 14.7 is hereby amended by adding to paragraph (a) thereof immediately after the reference to subsection
14.14 the following:

       "; provided,  that no Restricted  Payments otherwise permitted by clause (iii) of this paragraph (a) shall be made to the Investors or their Affiliates; provided, further, that the immediately preceding limitation shall not apply in the case of an open-market non-discriminatory stock repurchase program conducted by the Company in respect of the Capital Stock of the Company in compliance with the Exchange Act and not otherwise prohibited by this Agreement."

3.8. Amendments to Subsection 14.8(c). Subsection 14.8(c) is hereby amended by adding thereto after the reference to "Wholly-owned Subsidiaries" therein the following:

       "of the Company".

                            SECTION 4. MISCELLANEOUS
4.1. Conditions to Effectiveness of Amendment. This Fourth Amendment and Consent shall become effective (as of the date first set forth above) on the date (the "Effective Date") upon which (a) the Administrative Agent shall have received
counterparts  hereof,  duly  executed  and  delivered  by  each  Borrower,   the
Documentation Agent, the Administrative Agent, each Subsidiary Guarantor, the Majority Lenders, and the European Lenders holding the majority of the Aggregate European Loan Commitment and (b) the Administrative Agent shall have received a duly executed copy of the Stock Purchase Agreement (including the form of the Buyer Governance Agreement attached as an exhibit thereto) and the Consent and Termination Agreement dated as of October 11, 2000 by and between the Company and Chemical Holdings.

4.2. Representations and Warranties. The Company, as of the date hereof after giving effect to the amendments and consent contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Subsection 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

4.3. Limited Effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

4.4. Amendment Fee. The Company shall pay to the Administrative Agent, for the account of each Lender executing this Amendment on or before October 26, 2000, an amendment fee (the "Amendment Fee") equal to 10 b.p. of each such Lender's applicable (i) Commitment, in the case of Revolving Credit Commitment, European Loan Commitment or European Overdraft Commitment and (ii) outstanding Loans, in the case of Tranche A Loans and Tranche B Loans. Such Amendment Fee shall be calculated immediately prior to the effectiveness of this Amendment and shall be payable on the Effective Date.

4.5. Counterparts. This Fourth Amendment and Consent may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

4.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HEXCEL CORPORATION                          HEXCEL COMPOSITES S.A. (Belgium)
HEXCEL (U.K.) LIMITED                       HEXCEL COMPOSITES S.A. (France)
HEXCEL COMPOSITES LIMITED                   HEXCEL COMPOSITES GMBH (Austria)
HEXCEL S.A. (France)                        HEXCEL COMPOSITES, S.A. (Spain)
HEXCEL FABRICS S.A.
HEXCEL COMPOSITES GMBH
  (Germany)

By: /s/ Stephen C. Forsyth
     Title: Attorney-in-Fact

CREDIT SUISSE FIRST BOSTON, as Administrative Agent and Lead Arranger

By: /s/ Julia P. Kingsbury
      Title: Vice President



CITIBANK, N.A., as Documentation Agent and as a Lender

By: /s/ William Clark
      Title: Managing Director


ARCHIMEDES FUNDING II, Ltd.
    By:  ING CAPITAL ADVISORS LLC, as Collateral Manager

By: /s/ Greg Masuda
      Title: CFA, Vice President


CREDIT SUISSE FIRST BOSTON, as a Lender

By: /s/ Karl Studer
      Title: Director

By: /s/ Roland Isler
      Title: Associate


AERIES FINANCE II LTD.
    By: INVESCO SENIOR SECURED MANAGEMENT, INC., as Sub-Managing Agent

By: /s/ Anthony R. Clemente
      Title: Authorized Signatory


AMARA 2 FINANCE, LTD.
    By: INVESCO SENIOR SECURED MANAGEMENT, INC., as Sub-Adviser

By: /s/ Anthony R. Clemente
      Title: Authorized Signatory


BANK ONE, NA

By: /s/ Paul Karlen
      Title: First Vice President


BANQUE NATIONALE DE PARIS

By: /s/ Debra Wright
      Title: Vice President

By: /s/ Sandra F. Bertram
      Title: Assistant Vice President


BANQUE WORMS CAPITAL CORPORATION

By: /s/ Michel Fleming
      Title: VP & General Counsel


BATTERSON PARK CBO 1
    By:  GENERAL RE - NEW ENGLAND ASSET  MANAGEMENT, INC., as Collateral Manager

By: /s/ Kevin Burke
      Title: Assistant Vice President


THE CHASE MANHATTAN BANK

By: /s/ Lawrence Palumbo, Jr.
     Title: Vice President


CREDIT AGRICOLE INDOSUEZ

By: /s/ Rene Leblanc
      Title:Vice President

By: /s/ Michael Fought
      Title:Vice President

CAPTIVA II FINANCE LTD.

By: /s/ Mark Gold
      Title:Director


CERES FINANCE LTD.
    By:  INVESCO SENIOR SECURED MANAGEMENT INC., as Sub-Managing Agent


By: /s/ Anthony R.Clemente
      Title: Authorized Signatory


CYPRESSTREE SENIOR FLOATING RATE FUND
    By:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager

By: /s/ Jonathan D. Sharkey
      Title: Principal


CYPRESSTREE INVESTMENT FUND, LLC
    By:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., its Managing Member

By: /s/ Jonathan D. Sharkey
      Title: Principal

CYPRESSTREE INVESTMENT
PARTNERS I, LTD.
    BY:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager

By: /s/ Jonathan D. Sharkey
      Title: Principal


CYPRESSTREE INSTITUTIONAL FUND, LLC
    By:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., its Managing Member

By: /s/ Jonathan D. Sharkey
      Title: Principal


DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

By: /s/ Virginia Malher-Cosenza
      Title: Vice President

By: /s/ Andreas Neureuler
      Title: Vice President

EATON VANCE CDO III LTD.
    By:  EATON VANCE MANAGEMENT, as Investment Advisor

By: /s/ Payson F. Swaffield
      Title: Vice President


EATON VANCE INST. SENIOR LOAN FUND
    By:  EATON VANCE MANAGEMENT, as Investment Advisor

By: /s/ Payson F. Swaffield
      Title: Vice President


EATON VANCE SENIOR INCOME TRUST
    By:  EATON VANCE MANAGEMENT, as Investment Advisor

By: /s/ Payson F. Swaffield
      Title: Vice President


ERSTE BANK

By: /s/ Robert J. Wagman
      Title: Assistant Vice President

By: /s/ John S. Runnion
      Title: First Vice President


FIRST UNION NATIONAL BANK

By: /s/ David J.C. Silander
      Title: Vice President


GALAXY CLO 1999-1, LTD.

By: /s/ J. Bothamley
      Title: Authorized Agent


GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Janet K. Williams
      Title: Duly Authorized Signatory


THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH

By: /s/ J. Kenneth Biegen
      Title: Senior Vice President


KATONAH I LTD.

By: /s/ Marc S. Diagonale
      Title: Treasurer


KEYBANK NATIONAL ASSOCIATION

By: /s/ Daniel Lally
      Title: Assistant Vice President

KZH CYPRESSTREE-1 LLC

By: /s/ Susan Lee
      Title: Authorized Agent


KZH ING-2 LLC

By: /s/ Susan Lee
      Title: Authorized Agent


KZH ING-3 LLC

By: /s/ Susan Lee
      Title: Authorized Agent


KZH SHOSHONE LLC

By: /s/ Susan Lee
      Title: Authorized Agent


KZH SOLEIL 2 LLC

By: /s/ Susan Lee
      Title: Authorized Agent


KZH WATERSIDE LLC

By: /s/ Susan Lee
      Title: Authorized Agent


MERITA BANK Plc

By: /s/ Michael J. Maher
      Title: Senior Vice President

By: /s/ Garry Weiss
      Title: Vice President


METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Jennifer Pariente
                         -
      Title: Director


MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By: /s/ Robert Bottamedi
      Title: Vice President


NORTH AMERICAN SENIOR FLOATING RATE FUND
    BY:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager

By: /s/ Jonathan D. Sharkey
      Title: Principal


OXFORD STRATEGIC INCOME FUND
    By:  EATON VANCE MANAGEMENT, as Investment Advisor

By: /s/ Scott H.Page
      Title: Vice President


SENIOR DEBT PORTFOLIO
    By:  BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor

By: /s/ Scott H. Page
      Title: Vice President


STRATA FUNDING, LTD.
    By: INVESCO SENIOR SECURED MANAGEMENT, INC., as Sub-Managing Agent

By: /s/ Anthony R. Clemente
      Title: Authorized Signatory


UNION BANK OF CALIFORNIA, N.A.

By: /s/ David W. Kinkela
      Title: Vice President


VAN KAMPEN SENIOR FLOATING RATE FUND
    BY: VAN KAMPAN INVESTMENT ADVISORY CORP.

By: /s/ Darvin D. Pierce
      Title: Vice President

WACHOVIA BANK, N.A.


By: /s/ Jim Barwis
      Title: Vice President

               The undersigned Subsidiary Guarantors do hereby consent and agree to the execution and delivery of this Amendment:


                                                    HEXCEL INTERNATIONAL
                                                    HEXCEL OMEGA CORPORATION
                                                    HEXCEL BETA CORP.
                                                    CLARK-SCHWEBEL HOLDING CORP.
                                                    CLARK-SCHWEBEL CORPORATION
                                                    CS TECH-FAB HOLDING, INC.

                                                     By: /s/ Stephen C. Forsyth
                                                     Title: Attorney-in-Fact